SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                 Current Report Under to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  November 1, 1995
                       Commission File Number:  33-4734-D

                            RILEY INVESTMENTS, INC.
            (Formerly PACE GROUP INTERNATIONAL, INC.)
             (Exact Name of Registrant as Specified in its Charter)


              Oregon                      93-0950786
     (State or other jurisdiction of     (IRS Employer
     incorporation or organization)   Identification No.)




       1820 North Shore Road
        Lake Oswego, Oregon                            97034
     (Address of Principal Executive Offices)     (Zip Code)


              Registrant's Telephone Number, including Area Code:
                        (503) 226-7223


                         PACE GROUP INTERNATIONAL, INC.
                            2020 S.W. Fourth Avenue
                             Portland, Oregon 97201
     (Former name, former address, and formal fiscal year, if changed since last report)


                    ITEM 1.  CHANGE IN CONTROL OF REGISTRANT


     On November 1, 1995, Bridgeworks Capital, owned and operated by Mark T. Waller, acquired 2,904,486 shares of common stock of the registrant in consideration of $10.00 cash and other consideration. Bridgeworks Capital now owns a majority (50.07%) of the total number of common shares issued and outstanding and is therefore in control of the registrant. The transaction was carried out pursuant to the terms set forth in the proxy statement dated May 23, 1995, which was approved by a vote of shareholders on September 20, 1995. Control was assumed from Edwin T. Cornelius, Jr., and Joanne K. Cornelius, Mark
T. Waller was appointed a director and Edwin T. Cornelius, Jr., and Joanne K. Cornelius have resigned from their positions as directors. Mark T. Waller is now the sole director of the registrant.

     Pursuant to the transactions set forth in the proxy statement dated May 23, 1995, the registrant may or may not at a subsequent time merge with another, as of yet undetermined, entity which may result in a subsequent change in control of the registrant.




                         ITEM 2.  DISPOSITION OF ASSETS


     Pursuant to the proxy statement dated May 23, 1995, which was approved by vote of the shareholders on September 20, 1995, on October 31, 1995, substantially all of the registrant's assets and liabilities were transferred to Pace International Research, Inc., a wholly-owned subsidiary of the registrant. The common stock of Pace International Research, Inc., held by the registrant were transferred to Edwin T. Cornelius, Jr., on November 1, 1995, in consideration of his personal guaranty of indemnity and release of claims for cash advanced or property contributed to the registrant. The method of determining the value of the consideration was to submit the proposed transaction to a vote of the disinterested shareholders who approved the same on September 20, 1995.



                             ITEM 5.  OTHER EVENTS



     In order to carry out the above transactions, the name of the registrant has been changed from Pace Group International, Inc., to Riley Investments, Inc.



                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibits

     The following exhibits are included as part of this report:

EXHIBIT INDEX

               SEC
 Exhibit    Reference
 Number       Number              Title of Document             Location


10.01           10       Stock Transfer Agreement dated        This filing
                         November 1, 1995, between Edwin T.
                         Cornelius, Jr., and Pace Group
                         International, Inc.

10 02           10       Asset Transfer Agreement dated        This filing
                         October 31, 1995, between Pace
                         Group International, Inc., and
                         Pace International Research, Inc.

10.03           10       Bill of Sale dated October 31,        This filing
                         1995

10.04           10       Guaranty dated November 1, 1995,      This filing
                         from Edwin T. Cornelius, Jr.










                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RILEY INVESTMENTS, INC.


Dated:  May 3,  1996               By /s/ Mark T. Waller